Exhibit 99.s

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Strategic Total Return Fund.

Signature	Title	Date

/s/ Virginia G. Breen	Trustee	February 25, 2021
Virginia G. Breen

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Strategic Total Return Fund.

Signature	Title	Date

/s/ John E. Neal	Trustee	February 25, 2021
John E. Neal

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Strategic Total Return Fund.

Signature	Title	Date

/s/ William R. Rybak	Trustee	February 25, 2021
William R. Rybak

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Strategic Total Return Fund.

Signature	Title	Date

/s/ Karen L. Stuckey	Trustee	February 25, 2021
Karen L. Stuckey

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Strategic Total Return Fund.

Signature	Title	Date

/s/ Christopher M. Toub	Trustee	February 25, 2021
Christopher M. Toub

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Strategic Total Return Fund.

Signature	Title	Date

/s/ Lloyd A. Wennlund	Trustee	February 25, 2021
Lloyd A. Wennlund